EXHIBIT 10.93

               AMENDMENT NUMBER 3 TO SECURITY AGREEMENT

            AMENDMENT NUMBER 3 TO SECURITY AGREEMENT (this "AMENDMENT"), dated as of November 29, 2000 among FIRST INVESTORS AUTO RECEIVABLES CORPORATION, a Delaware corporation, as debtor (in such capacity, the "DEBTOR"), FIRST INVESTORS FINANCIAL SERVICES, INC., a Texas corporation, as seller (the "SELLER"), ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "COMPANY"), MBIA INSURANCE CORPORATION, a New York stock insurance company (the "SURETY BOND PROVIDER"), BANK OF AMERICA, N.A., a national banking association, individually and as Reserve Account Agent (together with its successors and assigns in such capacity, the "Reserve Account Agent"), and WELLS FARGO BANK MINNESOTA, NATIONAL ASSOCIATION, a national banking association ("WELLS FARGO"), as collateral agent (together with its successors and assigns in such capacity, the "COLLATERAL AGENT"), as Back-up Servicer and as Custodian, amending that certain Security Agreement dated as of October 22, 1996, as amended prior to the date hereof (the "SECURITY AGREEMENT").

            WHEREAS, the Debtor has requested amendments to certain of the provisions under the Security Agreement;

            WHEREAS, the parties hereto have agreed to make certain amendments to the Security Agreement.

            NOW, THEREFORE, the parties hereby agree as follows:

            SECTION 1. DEFINED TERMS. As used in this Amendment, capitalized terms shall have the same meanings assigned thereto in the Security Agreement.

            SECTION 2. ADDITIONAL DEFINED TERMS. The following terms are hereby added to Section 1.1 of the Security Agreement in appropriate alphabetical order:

            "FISC" shall mean First Investors Servicing Corporation.

            "MONTHLY EXTENSION RATE" shall mean the number of extensions granted during any Collection Period divided by the aggregate number of retail installment sales contracts owned or serviced by the Seller at the beginning of the Collection Period.
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            SECTION 3. AMENDMENT TO DEFINED TERMS.

            (a) The definition of "ALAC" is hereby deleted.

            (b) The definition of "Addition Closing Date" is hereby deleted and replaced with the following:

            "Addition Closing Date" shall mean the closing date on which Additional Receivables are funded pursuant to the terms and conditions set forth in Section 2.2 hereof."

            (c) Subclause (iii) of the definition of "Defaulted Receivable" is hereby amended to read as follows (solely for convenience, changed text is italicized):

            "(iii) any payment or part thereof is over 120 days contractually delinquent (or if the related obligor is insolvent or has sought protection under the United States Bankruptcy Code and such receivable is more than 180 days delinquent). A Receivable may only be determined to be a Reinstated Receivable once."

            (d) The definition of "Delinquent Receivable" is hereby amended to read as follows (solely for convenience, changed text is italicized):

            "DELINQUENT RECEIVABLE" shall mean each Receivable (i) as to which MORE THAN TEN DOLLARS OF any payment remains unpaid for more than 30 days from the original due date for such payment and (ii) is not a Defaulted Receivable."

            (e) Subsection (q) of the definition of "Eligible Receivable" is hereby amended to read as follows (solely for convenience, changed text is italicized):

            "(q) which has AN ORIGINAL MATURITY OF 66 months or LESS; (PROVIDED, HOWEVER, THAT NO MORE THAN 10% OF THE PRINCIPAL BALANCE OF ANY RECEIVABLES PLEDGED MAY HAVE AN ORIGINAL MATURITY OF 60 TO 66 MONTHS)"

            (f) Subsection (ac) of the definition of "Eligible Receivable" is hereby amended to delete the word "and" following the subsection.

            (g) Subsection (ad) of the definition of "Eligible Receivable" is hereby amended to delete the period following the subsection and by replacing it with a semi-colon followed by the word "and".

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
            (h) The definition of "Eligible Receivable" is hereby amended to add the following subsection (ae):

            "(ae) which when combined with all the Receivables will not cause the aggregate Principal Balance of those Receivables that meet the criteria of Tier 4 or Tier 5 as set forth in the Credit Guidelines for such designation, to exceed 15% of the aggregate Principal Balance of all Receivables."

            (i) The definition of "Facility Limit" is hereby deleted and replaced with the following:

            "FACILITY LIMIT" shall mean $150,000,000."

            (j) The definition of "Noteholder's Percentage" is hereby amended to read as follows (solely for convenience, changed text is italicized):

            "NOTEHOLDER'S PERCENTAGE" shall mean 94%."

            (k) The definition of "Re-Liening Trigger" is hereby deleted and replaced with the following:

            "RE-LIENING TRIGGER" shall mean the occurrence and continuance of any Servicer Event of Default or Termination Event."

            (l) The definition of "Servicer" is hereby amended to read as follows (solely for convenience, changed text is italicized):

            "SERVICER" shall mean FISC as servicer under the Servicing Agreement or any successor Servicer acceptable to the Surety Bond Provider."

            (m) The definition of "Supplemental Conveyance" is hereby deleted.

            (n) The definition of "Termination Date" is hereby amended by deleting subsection (i) thereof and replacing it with the following:

            "(i) November 28, 2001 unless such date shall be extended by the parties hereto pursuant to a written document,"

            SECTION 4. AMENDMENT TO SECTION 2.1. The following sentences are hereby added to the end of the final paragraph of Section 2.1 of the Security
Agreement:

            "The Debtor shall, on or before November 29, 2000, deliver or cause to be delivered to the Collateral Agent and the Secured Parties an opinion of counsel of Buck, Keenan & Owens, L.L.P., addressing perfection of the first priority security interest of the Collateral Agent in the Collateral now existing and hereafter created under this Agreement. In addition, the Collateral Agent or the Secured Parties shall have the right to request the Debtor to deliver or caused to be delivered to such parties a new perfection opinion with respect to the Collateral in the event of a change in the law addressed pursuant to such opinion."

            SECTION 5. AMENDMENT TO SECTION 2.2.

            (a) Subsection (a) of Section 2.2 of the Security Agreement is hereby amended by deleting the following clause from the first sentence thereof:

            "but no more than once in any consecutive three month period (unless more frequent additions are approved by the Collateral Agent acting upon written instructions of each of the Secured Parties)".

            (b) Subsection (a) subclause (ii) of Section 2.2 of the Security Agreement is hereby amended to read as follows (solely for convenience, changed text is italicized):

            "(ii) the Debtor shall have entered into an Interest Rate Cap, AN EXECUTED COPY OF WHICH SHALL BE DELIVERED TO THE SURETY BOND PROVIDER PROMPTLY FOLLOWING EXECUTION THEREOF,".

            (c) Subsection (b) of Section 2.2 of the Security Agreement is hereby deleted and replaced with the following:

            "(b) Any addition of Receivables as part of the Collateral made under subsection (a) shall satisfy the following conditions:

                  (i) On or before the tenth Business Day (the "Notice Date") prior to the Addition Date, the Debtor shall give the Administrative Agent, the Surety Bond Provider and the Collateral Agent written notice that such Additional Receivables will be included as Collateral as of the Addition Date and specifying the estimated Principal Balance of such Additional Receivables as of the Addition Cut-Off Date;

                  (ii) On or prior to the Addition Closing Date, (x) the Servicer shall have caused its computer tapes and computer records to be marked clearly and unambiguously to show that the Seller has sold the Additional Receivables to the Debtor and (y) the Debtor shall have clearly and unambiguously marked (or caused to be marked) its general ledger and any computer tapes or other records to show that an undivided interest in the Additional Receivables has been pledged to the Collateral Agent;

                  (iii) (x) None of a Termination Event, a Potential Termination Event or the Termination Date shall have occurred and be continuing or would result from such increase, and (y) no Amortization Period is occurring or would result from such increase;

                  (iv) After giving effect to such increase, the sum of the Net Investment and the Interest Component of Related Commercial Paper shall not exceed the Facility Limit;

                  (v) The Surety Bond Provider, Bank of America and the Collateral Agent shall have received an executed certification by an authorized officer of the Servicer substantially in the form of Exhibit N, showing, among other things, the calculations necessary to support the calculation required pursuant to clause (iv) above and the items set forth in Section 2.2(a)(iii), (iv) and (vi) above;

                  (vi) (x) Each representation and warranty of the Debtor herein, in the Note Purchase Agreement and in any other Transaction Document shall be true and correct with respect to the Debtor, (y) each Receivable included in the Borrowing Base is an Eligible Receivable as of the date of such Funding and (z) no selection procedures adverse to the interests of the Secured Parties shall have been utilized in selecting the Additional Receivables;

                  (vii) The Debtor shall have deposited in the Reserve Account, or shall have given irrevocable instructions to the Company to withhold from the proceeds of such Funding and to deposit in the Reserve Account, an amount equal to the amount necessary to cause the amount on deposit in the Reserve Account to at least equal to Required Reserve Account Balance (calculated as if such increase shall have occurred);

                  (viii) The Surety Bond shall be in full force and effect;

                  (ix) The Debtor shall have delivered on or prior to the related Addition Cut-Off Date to the Collateral Agent the sole original, executed Contracts evidencing the Receivables;

                  (x) The Debtor shall have delivered or caused to be delivered to the Collateral Agent on or prior to the related Addition Cut-Off Date the documents described in Section 2.13 of the Servicing Agreement;

                  (xi) On or prior to the Addition Closing Date, the Debtor shall have directed the Servicer, on behalf of the Debtor, to deliver to the Collateral Agent and Secured Parties (x) a computer file or microfiche list containing a true and complete list of all Additional Receivables identified by account number and by Principal Balance of such Additional Receivables as of the Addition Cut-Off Date, or (y) a true and complete list of all Receivables, including the Additional Receivables, identified by account number and by Principal Balance as of the Addition Cut-Off Date, which computer file or microfiche list shall be as of the Date of such Addition incorporated into and made part of this Agreement;

                  (xii) On or prior to the Addition Closing Date, the Debtor shall have delivered or caused to be delivered to the Collateral Agent an Interest Rate Cap relating to such Additional Receivables (with a copy to the Secured Parties);

                  (xiii) The Debtor shall have delivered to the Collateral Agent, Bank of America and the Surety Bond Provider (x) either (A) a certificate in the form attached hereto as Exhibit L to the effect that the UCC filing described in Section 2.1 with respect to the Additional Receivables have been made or (B) evidence of such UCC filings, and (y) an executed certification by an authorized officer of the Debtor substantially in the form of Exhibit O;

                  (xiv) The conditions to Funding as set forth in Section 2.1(c) of the Note Purchase Agreement shall have been satisfied."

            SECTION 6. AMENDMENTS TO SECTION 2.3.

            (a) Section 2.3 of the Security Agreement is hereby amended by deleting the second paragraph thereof and replacing it with the following:

            "In addition, no later than December 29, 2000 and at any other time at which a state concentration level exceeds 10% of the aggregate Principal Balance of Receivables, the Seller shall be required to deliver a legal opinion satisfactory to the Surety Bond Provider and to S&P as to the status of the security interest of the Collateral Agent, on behalf of the Secured Parties, in the related Financed Vehicles or cause the certificate of title or other evidence of ownership of the related

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
            Financed Vehicle to be revised to name the Collateral Agent on behalf of the Secured Parties as lienholder."

            (b) The third paragraph of Section 2.3 of the Security Agreement is hereby deleted in its entirety.

            SECTION 7. AMENDMENT TO SECTION 2.5. Section 2.5 of the Security Agreement is hereby amended by deleting subsection (ii) thereof and replacing it with "(ii) the Debtor shall have entered into an Interest Rate Cap;".

            SECTION 8. AMENDMENT TO SECTION 3.2. Subsection (n) of Section 3.2 of the Security Agreement is hereby deleted and replaced with the following:

            "(n) The Debtor shall have at all times in effect an interest rate cap agreement or agreements with respect to the Receivables with a financial institution or institutions ("Cap Counterparties") and consisting of the following requirements (each interest rate cap agreement meeting the following requirements, an "Interest Rate Cap" and collectively, the "Interest Rate Caps"): (i) any such Cap Counterparty (with the exception of Bank of America, N.A. and First Union Capital Markets, Inc., provided that none of such entities has been downgraded by S&P or Moody's below its Required Rating (as defined in the Insurance Agreement)) shall be approved by the Surety Bond Provider, Moody's & S&P, (ii) each Interest Rate Cap shall be documented in substantially in the form set forth hereto as Exhibit M; (iii) the strike rate of any Interest Rate Cap shall not be more than 7.5%; (iv) all amounts payable by the Cap Counterparty thereunder shall be required to be paid by such counterparty directly to the Collection Account; (v) the notional amount thereunder shall amortize according to the scheduled amortization of the Receivables funded on such Addition Closing Date assuming zero prepayments and zero defaults with respect to such Receivables; (vi) the Interest Rate Cap shall cover at least 100% of the Net Investment and must be in effect for at least as long as the latest maturing Receivable securing the Net Investment; and (vii) the effective date shall be no later than the Addition Closing Date."

            SECTION 9. AMENDMENT TO SECTION 6.1(D).

            (a) Subclause (i) of Section 6.1(d) of the Security Agreement is hereby amended to read as follows (solely for convenience, changed text is italicized):

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
            "(i) the Net Investment exceeds the sum of (x) 93.0% of the Borrowing Base and (y) the amount on deposit in the Reserve Account for 30 consecutive days;".

            (b) Subclause (ii) of Section 6.1(m) of the Security Agreement is hereby amended by adding "or any of its affiliates" following "the Seller" in such subclause;

            (c) Subsection (o) of Section 6.1 of the Security Agreement is hereby amended by replacing "45 months" with "60 months";

            (d) Subsection (v) of Section 6.1 of the Security Agreement is hereby amended to delete the word "and" following the subsection.

            (e) Subsection (w) of Section 6.1 of the Security Agreement is hereby amended to delete the period following the subsection and by replacing it with a semi-colon.

            (f) Subsection (z) of Section 6.1 of the Security Agreement is hereby amended to delete the period following the subsection.

            (g) Section 6.1 of the Security Agreement is hereby amended to add the following Subsections (aa) and (ab):

            "(aa) the Monthly Extension Rate for the Seller's total managed portfolio averaged over any three consecutive Collection Periods shall exceed 2.25%; and"

            "(ab) a Servicer Event of Default shall have occurred and be continuing."

            SECTION 10. AMENDMENT TO SECTION 6.3.

            (a) Subsection (a) of Section 6.3 of the Security Agreement is hereby amended to read as follows (solely for convenience, changed text is italicized):

            "(a) at any time the Net Investment exceeds the sum of (i) 93.0% of the Borrowing Base and (ii) the amount on deposit in the Reserve Account and such condition continues uncured;".

            SECTION 11. AMENDMENT TO SECTION 7.8. Section 7.8(a) of the Security Agreement is hereby amended to read as follows (solely for convenience, new text is italicized):

            (a) The Collateral Agent, effective upon the Servicing Transfer, is hereby irrevocably appointed as agent of the Secured Parties to hold and maintain physical possession of the Custodian Files in accordance with this Agreement and the Servicing Agreement and the Collateral Agent hereby accepts such appointment. The Custodian Files are to be delivered to the Collateral Agent by or on behalf of the Debtor within two (2) Business Days preceding the Servicing Transfer or date of a Subsequent Funding, as the case may be, with respect to each Receivable on the date of the Servicing Transfer or the date of a Subsequent Funding, PROVIDED, HOWEVER, THAT IF APPLICATION HAS BEEN MADE FOR THE ISSUANCE OF THE ORIGINAL CERTIFICATE OF TITLE OR OTHER EVIDENCE OF LIEN AND SUCH ORIGINAL CERTIFICATE OF TITLE OR OTHER EVIDENCE OF LIEN HAS NOT YET BEEN ISSUED AT THE TIME THE CUSTODIAN FILES ARE DELIVERED TO THE COLLATERAL AGENT, THERE SHALL BE DELIVERED AS PART OF THE CUSTODIAN FILES COPIES OF ALL CORRESPONDENCE WITH THE APPROPRIATE STATE TITLE REGISTRATION AGENCY, AND ALL ENCLOSURES THERETO FOR THE ISSUANCE OF THE ORIGINAL CERTIFICATE OF TITLE OR OTHER EVIDENCE OF LIEN FOR THE RELATED FINANCED VEHICLE, AND THE ORIGINAL CERTIFICATE OF TITLE OR OTHER EVIDENCE OF LIEN SHALL BE DELIVERED TO THE COLLATERAL AGENT PROMPTLY UPON RECEIPT THEREOF BY THE SELLER BUT IN NO EVENT LATER THAN 120 DAYS FOLLOWING THE DATE OF THE SERVICING TRANSFER OR THE DATE OF THE APPLICABLE SUBSEQUENT FUNDING, AND PROVIDED, FURTHER, THAT THE FAILURE TO SO DELIVER THE ORIGINAL CERTIFICATE OF TITLE OR OTHER DOCUMENT EVIDENCING THE SELLER'S STATUS AS LIENHOLDER SHALL BE CONSIDERED A BREACH OF THE REPRESENTATION AND WARRANTY SET FORTH IN SECTION 3.1(Q) HEREOF AS OF SUCH 120 TH DAY AND THE DEBTOR SHALL MAKE THE PAYMENTS IN RESPECT OF THE RELATED RECEIVABLE AS REQUIRED BY THE LAST PARAGRAPH OF SECTION 3.1.

            SECTION 12. EXHIBITS L, M, N AND O. The Security Agreement is hereby amended to add Exhibit L, Exhibit M, Exhibit N and Exhibit O, which such exhibits are attached hereto. The table of exhibits for the Security Agreement is hereby amended to add these exhibits and their descriptions as follows:

      "Exhibit L      Form of Certificate as to UCC Filing
       Exhibit M      Form of Interest Rate Cap Agreement
       Exhibit N      Form of Servicers' Officer's Certificate as to Additional
                      Receivables
       Exhibit O      Form of Debtor's Officer's Certificate as to Additional
                      Receivables".

            SECTION 13. EXHIBIT F. Exhibit F to the Security Agreement, and the description thereof in the table of exhibits, is hereby deleted and replaced with "[Reserved]."

            SECTION 14. REFERENCES. All references in the Security Agreement to "ALAC" are hereby amended to refer to "FISC", all references to "Norwest" are hereby amended to refer to Wells Fargo, all references to "Norwest Bank Minnesota, National Association" are hereby amended to refer to "Wells Fargo Bank Minnesota, National Association", all references to

NationsBank, N.A. are hereby amended to refer to Bank of America, N.A., and all references to NationsBank are hereby amended to refer to Bank of America.

            SECTION 15. CONDITION PRECEDENT. Notwithstanding anything herein to the contrary, this amendment shall not become effective until such time as all Collateral existing as of the date hereof under the Security Agreement is subject to an Interest Rate Cap with a strike rate of no more than 7.5%.

            SECTION 16. LIMITED SCOPE. This amendment is specific to the circumstances described above and does not imply any future amendment or waiver of rights allocated to the Company, the Debtor, the Seller, the Collateral Agent, the Reserve Account Agent, or the Surety Bond Provider under the Security Agreement.

            SECTION 17. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

            SECTION 18. SEVERABILITY; COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any provisions of this Amendment which are prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            SECTION 19. RATIFICATION. Except as expressly affected by the provisions hereof, the Security Agreement as amended shall remain in full force and effect in accordance with its terms and is hereby ratified and confirmed by the parties hereto. On and after the date hereof, each reference in the Security Agreement to "this Agreement", "hereunder", "herein" or words of like import shall mean and be a reference to the Security Agreement as amended by this Amendment.

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
            IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment Number 3 as of the date first written above.

                                 FIRST INVESTORS AUTO RECEIVABLES
                                   CORPORATION, as Debtor

                                 By:___________________________________
                                     Name:
                                     Title:

                                 FIRST INVESTORS FINANCIAL
                                   SERVICES, INC. as Seller

                                 By:___________________________________
                                     Name:
                                     Title:

                                 MBIA INSURANCE CORPORATION
                                 as Surety Bond Provider

                                 By:___________________________________
                                     Name:
                                     Title:

                                 WELLS FARGO BANK MINNESOTA,
                                   NATIONAL ASSOCIATION
                                   as Collateral Agent

                                 By:___________________________________
                                     Name:
                                     Title:

                                 BANK OF AMERICA, N.A.
                                  individually and as Reserve Account Agent

                                 By:___________________________________
                                     Name:
                                     Title:

                                 ENTERPRISE FUNDING CORPORATION,
                                  as Company

                                 By:___________________________________
                                     Name:
                                     Title:

                     EXHIBIT L TO SECURITY AGREEMENT

                                 CERTIFICATE OF
                  FIRST INVESTORS AUTO RECEIVABLES CORPORATION

TO THE PARTIES ON
THE ATTACHED SCHEDULE I

                  Re: First Investors Auto Receivables Corporation Automobile Receivables Financing Facility/Supplemental Conveyance No. [ ]

      Ladies and Gentlemen:

      Reference is made to Section 2.2 (b)(xiii)(x) of the Security Agreement dated as of October 22, 1996, (as amended and supplemented, the "Agreement"). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement. With respect to Supplemental Conveyance No. [ ] ("Supplemental Conveyance") pursuant to the Agreement, the undersigned hereby certifies that the UCC filings required pursuant to Section 2.1 of the Agreement have been made as of the Addition Closing Date relating to such Supplemental Conveyance.

Dated this [ ] day of [       ], [    ].


                                    FIRST INVESTORS AUTO RECEIVABLES CORPORATION

                                    By ______________________________
                                    Authorized Officer

                                   SCHEDULE I


Bank of America, N.A.
100 North Tryon Street
Charlotte, North Carolina 28255
Attention: Global Asset Securitization

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504

Moody's Investors Service
99 Church Street
New York, NY 10007

Standard & Poor's Ratings Services,
a division of The McGraw-Hill Companies, Inc. 55 Water Street
New York, NY 10041

Wells Fargo Bank Minnesota, National Association
Wells Fargo Center
Sixth & Marquette
Minneapolis, MN 55479

                         EXHIBIT N TO SECURITY AGREEMENT

                                 CERTIFICATE OF
                     FIRST INVESTORS SERVICING CORPORATION

TO THE PARTIES ON THE
ATTACHED SCHEDULE I

                  Re: First Investors Auto Receivables Corporation Automobile Receivables Financing Facility/Supplemental Conveyance No. [ ]

      Ladies and Gentlemen:

      Reference is made to Section 2.2 (b)(v) of the Security Agreement dated as of October 22, 1996, (as amended and supplemented, the "Agreement"). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement. All references herein to Additional Receivables shall mean those Additional Receivables being funded pursuant to Supplemental Conveyance No. [ ]. With respect to Supplemental Conveyance No. [ ] ("Supplemental Conveyance") pursuant to the Agreement, the undersigned, on behalf of First Investors Servicing Corporation, hereby certifies:

      1. After giving effect to the Additional Receivables, the sum of the Net Investment and the Interest Component of Related Commercial Paper does not exceed the Facility Limit, as evidenced by the following calculation:

                  [Calculation]

      2. After giving effect to the Additional Receivables, the Net Investment is not greater than the Noteholder's Percentage of the Borrowing Base, as evidenced by the following calculation:

                  [Calculation]

      3. After giving effect to the Additional Receivables, the amount on deposit in the Reserve Account is at least equal the Required Reserve Account Balance, as evidenced by the following calculation:

                  [Calculation]

      4. The weighted average original term to maturity of the Additional Receivables are at least one month greater than the weighted average remaining term to maturity of the Additional Receivables, as evidenced by the following calculation:

                  [Calculation]

      5. First Investors Servicing Corporation has caused its computer tapes and computer records to be marked clearly and unambiguously to show that the Seller has sold the Additional Receivables to the Debtor.

      6. First Investors Servicing Corporation has delivered to the Collateral Agent and Secured Parties (x) a computer file or microfiche list containing a true and complete list of all Additional Receivables identified by account number and by Principal Balance of such Additional Receivables as of the Addition Cut-Off Date, or (y) a true and complete list of all Receivables, including the Additional Receivables, identified by account number and by Principal Balance as of the Addition Cut-Off Date.

Dated this [  ] day of [      ], [    ].

                                    FIRST INVESTORS SERVICING CORPORATION

                                    By__________________________
                                    Authorized Officer

                                   SCHEDULE I

Bank of America, N.A.
100 North Tryon Street
Charlotte, North Carolina 28255
Attention: Global Asset Securitization

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504

Wells Fargo Bank Minnesota, National Association
Wells Fargo Center
Sixth & Marquette
Minneapolis, MN 55479

                         EXHIBIT O TO SECURITY AGREEMENT

                                 CERTIFICATE OF
                  FIRST INVESTORS AUTO RECEIVABLES CORPORATION

TO THE PARTIES ON THE
ATTACHED SCHEDULE I

                  Re: First Investors Auto Receivables Corporation Automobile Receivables Financing Facility/Supplemental Conveyance No. [ ]

      Ladies and Gentlemen:

      Reference is made to Section 2.2 (b)(xiii)(y) of the Security Agreement dated as of October 22, 1996, (as amended and supplemented, the "Agreement"). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement. All references herein to Additional Receivables shall mean those Additional Receivables being funded pursuant to Supplemental Conveyance No. [ ]. With respect to Supplemental Conveyance No. [ ] ("Supplemental Conveyance") pursuant to the Agreement, the undersigned, on behalf of First Investors Auto Receivables Corporation, hereby certifies:

      1. First Investors Auto Receivables Corporation has clearly and unambiguouslymarked (or caused to be marked) its general ledger and any computer tapes or other records to show that an undivided interest in the Additional Receivables has been pledged to the Collateral Agent;

      2. None of a Termination Event, a Potential Termination Event or the Termination Date has occurred or is continuing or would result from the funding of the Additional Receivables on the Addition Closing Date, and no Amortization Period is occurring or would result from the funding of the Additional Receivables on the Addition Closing Date.

      3. (x) The representations and warranties of the Debtor in the Security Agreement, in the Note Purchase Agreement and in any other Transaction Document are true and correct with respect to the Debtor, (y) each Receivable included in the Borrowing Base is an Eligible Receivable as of the date of such Funding and
(z) no selection procedures adverse to the interests of the Secured Parties have been utilized in selecting the Additional Receivables.

      4. First Investors Auto Receivables Corporation has deposited in the Reserve Account, or has given irrevocable instructions to the Company to withhold from the proceeds of the current Funding and to deposit in the Reserve Account, an amount equal to the amount necessary to cause

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the amount on deposit in the Reserve Account to at least equal to Required
Reserve Account Balance.

      5. The Surety Bond is in full force and effect.

      6. First Investors Auto Receivables Corporation has delivered on or prior to the related Addition Cut-Off Date to the Collateral Agent the sole original, executed Contracts evidencing the Receivables.

      7. First Investors Auto Receivables Corporation has delivered or caused to be delivered to the Collateral Agent on or prior to the related Addition Cut-Off Date the documents described in Section 2.13 of the Servicing Agreement.

      8. First Investors Auto Receivables Corporation has delivered or caused to be delivered to the Collateral Agent an Interest Rate Cap relating to the Additional Receivables (with a copy to the Secured Parties).

      9. The conditions to Funding as set forth in Section 2.1(c) of the Note Purchase Agreement have been satisfied.

      10. First Investors Auto Receivables Corporation hereby grants grants to the Collateral Agent, for the benefit of the Secured Parties, a security interest in and continuing Lien on all of its right, title and interest in, to and under (i) all Additional Receivables, which such Additional Receivables are listed on Schedule I attached hereto, all monies due or to become due with respect to the Additional Receivables, whether such amounts are considered accounts, general intangibles or other property, and all monies, instruments, securities or investments of any type or description on deposit in or credited to the Collection Account at any time; (ii) the security interests in the Financed Vehicles granted by Obligors pursuant to the related Additional Receivables and any accessions thereto; (iii) any proceeds from claims on any physical damage, credit life, credit disability, VSI Insurance or other insurance policies covering Financed Vehicles or Obligors and any other Liquidation Proceeds; (iv) any Interest Rate Cap, including the right to payment under any such Interest Rate Cap or other hedging arrangement; and (v) the proceeds of any and all of the foregoing.

Dated this [  ] day of [      ], [    ].

                                    FIRST INVESTORS AUTO RECEIVABLES CORPORATION

                                    By__________________________
                                    Authorized Officer


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                                   SCHEDULE I


Bank of America, N.A.
100 North Tryon Street
Charlotte, North Carolina 28255
Attention: Global Asset Securitization

MBIA Insurance Corporation
113 King Street
Armonk, NY 10504

Wells Fargo Bank Minnesota, National Association
Wells Fargo Center
Sixth & Marquette
Minneapolis, MN 55479

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